BENHAM
                                 GOLD EQUITIES
                                   INDEX FUND



                         Prospectus * February 22, 1995



                              [picture of ledger,
                               map, gold nuggets,
                                    compass]


                        [company logo] The Benham Group

-------------------
[information in left margin of page]
THE BENHAM GROUP
1665 Charleston Road
Mountain View, California 94043

SHAREHOLDER RELATIONS
1-800-321-8321
1-415-965-4222

FUND INFORMATION
1-800-331-8331
1-415-965-4274

TDD SERVICE
1-800-624-6338
1-415-965-4764

BENHAM GROUP REPRESENTATIVES ARE AVAILABLE BY TELEPHONE WEEKDAYS FROM 5 A.M. TO 5 P.M. PACIFIC TIME.
---------------------

BENHAM
GOLD EQUITIES
INDEX FUND

A Series of Benham Equity Funds

Prospectus * February 22, 1995

BENHAM GOLD EQUITIES INDEX FUND seeks to realize a total return that corresponds to the total return of the Benham North American Gold Equities Index, an index composed of stocks of North American goldproducing companies. The Fund may invest in securities of companies with operations outside of North America. The Fund is a non-diversified series of Benham Equity Funds (BEF), a no-load, open-end mutual fund.

Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide if the Fund's goals match your own. A Statement of Additional Information (also dated February 22, 1995) has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. For a free copy, call or write The Benham Group.

Mutual fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency. The value of the investment and its returns will fluctuate and is not guaranteed.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


2
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SUMMARY OF FUND EXPENSES

The tables below illustrate the fees and expenses an investor in the Fund would incur directly or indirectly. The figures shown are based on historical expenses, adjusted to reflect the expense limitation agreement in effect as of February 22, 1995.

================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Sales load imposed on purchases............................  None
Sales load imposed on reinvested dividends.................  None
Deferred sales load........................................  None
Redemption fee.............................................  None
Exchange fee...............................................  None

================================================================================
B. ANNUAL FUND OPERATING EXPENSES
As a Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------
Investment advisory fee (net of expense limitation)........  .32%*
12b-1 fee..................................................  None
Other expenses.............................................  .29%
TOTAL FUND OPERATING EXPENSES (NET OF EXPENSE LIMITATION)..  .61%*


* Benham Management Corporation (BMC) has agreed under contract to limit the Fund's total operating expenses to .75% of average daily net assets through May 31, 1995. The contract provides that BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. The expense limit is up for annual renewal in June. As indicated above, the Fund's actual expenses were below its contractual expense limitation of .75% of average daily net assets.

The Fund pays BMC investment advisory fees equal to an annualized percentage of Fund average daily net assets. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

                                                                               3
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C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
The following table illustrates the expenses a shareholder would pay on a $1,000 investment in the Fund over periods of one, three, five, and ten years. These figures are based on the expenses shown in Table B and assume (i) a 5% annual return and (ii) full redemption at the end of each time period.

One Year    Three Years     Five Years     Ten Years
  $6            $20            $34            $76

We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear either directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND MAY NOT REALIZE THE 5% HYPOTHETICAL RATE OF RETURN REQUIRED BY THE SEC FOR THIS EXAMPLE.

FINANCIAL HIGHLIGHTS
The information presented on the following page has been audited by KPMG Peat Marwick LLP, independent certified public accountants. Their unqualified report on the financial statements and financial highlights is included in the Fund's Annual Report, which is part of the Statement of Additional Information.


4
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
=============================================================================================================
BENHAM GOLD EQUITIES INDEX FUND
Years ended December 31 (except as noted)
-------------------------------------------------------------------------------------------------------------
                                    1994         1993        1992        1991      1990       1989      1988+
PER-SHARE DATA
--------------
NET ASSET VALUE  (NAV) AT
BEGINNING OF PERIOD             $   13.67         7.55        8.28       9.35      11.71       9.05     10.00
Income (Losses) From
Investment Operations
Net Investment Income               .0299        .0124       .0181      .0247      .0006      .0372     .0895
Net Realized and Unrealized
Gains (Losses) on Investments     (2.3213)      6.1197      (.7324)   (1.0753)   (2.2691)    2.7547    (.9688)
                                 --------     --------    --------   --------   --------   --------  --------
Total Income (Losses) From
Investment Operations             (2.2914)      6.1321      (.7143)   (1.0506)   (2.2685)    2.7919    (.8793)

Less Distributions

Dividends from Net
Investment Income                  (.0214)      (.0114)     (.0157)    (.0194)    (.0006)    (.0372)   (.0666)
Distributions from Net
Realized Capital Gains                  0       (.0007)          0          0     (.0909)    (.0947)   (.0041)
Distributions in Excess of Net
Realized Capital Gains and
Foreign Currency Transactions      (.0272)           0           0          0          0          0         0
                                 --------     --------    --------   --------   --------   --------  --------
Total Distributions                (.0486)      (.0121)     (.0157)    (.0194)    (.0915)    (.1319)   (.0707)
NAV AT END OF PERIOD            $   11.33        13.67        7.55       8.28       9.35      11.71      9.05
                                 ========     ========    ========   ========   ========   ========  ========
TOTAL RETURN*                      (16.75)%      81.22       (8.65)    (11.23)    (19.43)     29.93     (9.19)
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
(in millions of dollars)        $   568.0        616.3       163.8      124.4      104.2       61.8       7.7
Ratio of Expenses to
Average Daily Net Assets              .61%         .72         .75        .75        .96       1.00         0
Ratio of Expenses to
Average Daily Net Assets
Before Waiver                         .61%         .72         .89        .97       1.11       1.93      2.97**
Ratio of Net Investment Income
to Average Daily Net Assets           .20%         .23         .23        .30        .01        .36      2.04***
Ratio of Net Investment Income
to Average Daily Net Assets
Before Waiver                         .20%         .23         .10        .08       (.15)      (.56)     (.93)***
Portfolio Turnover Rate             41.67%       28.38       52.57      56.33      20.96      34.39       .92

+     From August 17, 1988 (commencement of operations), through December 31, 1988.
*     Total return figures assume reinvestment of dividends and capital gain distributions and are not anualized.
**    Annualized.
***   Annualized (includes .76% from nonrecurring income).

                                                                               5
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[information in left margin of page]

The Fund seeks to achieve a total return that corresponds to the total return of the Benham North American Gold Equities Index.

The Fund concentrates its assets in gold company shares, so its share price is likely to be more volatile than the share price of a fund that diversifies across multiple industries.
-------------------

HOW THE FUND WORKS

INVESTMENT OBJECTIVE
The Fund's investment objective is to realize a total return that corresponds to the total return of the Benham North American Gold Equities Index (the Index). There is no guarantee that the Fund will achieve its investment objective.

The Fund's investment objective and industry concentration policy, described on the following pages, are fundamental and may not be changed without shareholder approval. The other policies described in this Prospectus are not fundamental and may be changed by the Fund's board of directors.

CORE INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of companies included in the Index, although it may invest in other types of securities, as described on page
8. The Index, established by BMC in 1987, consists of stocks of North American companies engaged in exploring for, mining, processing, fabricating, or otherwise dealing in gold (Index securities). To be included in the Index, a company must satisfy all of the following criteria:

* Fifty percent or more of its revenue or net profits must result, directly or indirectly, from exploring for, mining, processing, fabricating, or otherwise dealing in gold;
*    The company must have a market capitalization of at least $50 million;
*    There must be a liquid trading market for the company's equity shares; and
* The company must be headquartered in North America, or the value of gold produced by its North American gold operations must equal or exceed 50% of the value of all of its gold operations.

As of December 31, 1994, the aggregate market capitalization of the Index was approximately $31.6 billion. Companies included in the Index as of that date are listed on page 32. See the Statement of Additional Information to learn more about the Index.


6
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To pursue the Fund's investment objective, BMC tries to match the Fund's composition to that of the Index. For example, the stock of a company whose market capitalization represents 1% of the Index's total market capitalization will ideally represent 1% of the value of the Fund's portfolio. However, the Fund may vary its investments from the Index model in order to satisfy diversification requirements under the Internal Revenue Code.

While the Fund invests primarily in Index securities, it may invest up to 20% of its assets in non-Index securities for diversification purposes. Deviations between the composition of the Fund's portfolio and that of the Index are monitored daily and reported to the board of directors quarterly.

BMC works to balance three goals:

* To match the Fund's portfolio composition to that of the Index as closely as possible while meeting IRS diversification requirements;
* To keep enough cash on hand to meet shareholder redemption requests and pay operational expenses; and
*    To keep portfolio transaction costs low.

The Fund's board of directors reviews Index composition annually. The directors may change the companies included in the Index and the criteria for adding companies to or dropping them from the Index. Such changes may be made if the Index criteria cease to adequately represent the North American gold industry. On an ongoing basis, BMC changes the composition of the Index to reflect mergers, acquisitions, name changes, and bankruptcy proceedings.

The Fund is a "non-diversified company" as defined in the Investment Company Act of 1940 (the 1940 Act), which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Internal Revenue Code limits the proportion of assets a fund may invest in the securities of any single issuer. The Fund intends to follow these limits in order to qualify as a regulated investment company.

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[information in left margin of page]
Political and economic conditions in gold-producing countries (such as the Republic of South Africa and the former U.S.S.R.) affect gold pricing and distribution worldwide.
--------------

RISK FACTORS

By itself, the Fund does not constitute a balanced investment plan. The Fund may be appropriate for investors seeking to diversify their stock portfolios through broad-based exposure to the North American gold industry. The Fund works best for long-term investors prepared to ride out the markets' ups and downs. Since the Fund concentrates its investments in stocks of companies engaged in the gold industry (gold company shares), its share price is likely to be more volatile than the share price of a fund that diversifies across multiple industries.

Many investors perceive that gold investments hedge against inflation, currency devaluations, and general stock market declines; however, there is no assurance that these historical inverse relationships will persist. Changing market conditions (i.e., fluctuating operating costs, political events, and changes in interest rates and currency rates) may affect gold prices and tend to have a more exaggerated effect on gold stocks. Because of their high share price volatility, gold stocks are considered speculative and may affect the Fund's share price.

OTHER INVESTMENT POLICIES AND TECHNIQUES

CONVERTIBLE SECURITIES
In addition to common stock shares of Index companies, the Fund may buy securities convertible into common stock (including stock of non-Index companies), such as convertible bonds, convertible preferred stocks, and warrants. BMC may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

FOREIGN SECURITIES
The Fund may invest in securities of foreign issuers. A number of companies included in the Index are based in Canada, although their shares are traded on U.S. securities exchanges. BMC expects that the majority of the Fund's foreign holdings will be limited to American Depositary Receipts (ADRs), "ordinary shares," or "New York shares," all of which trade on U.S. securities exchanges in U.S. dollars.

Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

WHEN-ISSUED SECURITIES AND FIRM-COMMITMENT AGREEMENTS
When-issued securities and firm-commitment agreements fix a security's price and yield for future payment and delivery. The market value of the security may change during this period, or a party to the agreement may fail to deliver or pay for the security. Either of these situations could affect the market value of the Fund's assets.

NON-INDEX INVESTMENTS
To assure compliance with IRS diversification requirements and to facilitate portfolio management, BMC may invest up to 20% of the Fund's total assets in non-Index investments, some of which are briefly discussed below.

GOLD INVESTMENTS. The Fund may purchase gold, gold certificates, or gold futures (referred to collectively as "Gold Investments"), although it will not purchase gold in any form that is not readily marketable and that cannot be stored in accordance with custody regulations applicable to mutual funds.

BMC may use a Gold Investment when it judges the price of gold to be artificially low. BMC may also use a Gold Investment as a hedge if it expects a rise in the price of gold to correlate with rising prices of the Fund's other gold-related investments. If gold prices rise as BMC predicted, proceeds from the sale of the Gold Investment may be used to cover the increased price of the hedged security. However, if the price of the Gold Investment declines, the Fund may suffer a loss.

-------------
[information in right margin of page]
Up to 20% of the Fund's total assets may be committed to non-Index investments, including gold, securities of companies, not included in the Index, and short-term instruments.
-------------

Direct purchases of gold bullion or coins may generate higher custody and transaction costs than other types of investments and do not generate interest or dividend income for the Fund. The sole source of return on such investments is from gains (or losses) realized at the time of sale. Gold coins may be purchased for their intrinsic value only and not for their numismatic value.

The Fund purchases Gold Investments only to the extent necessary to meet IRS income requirements and state restrictions on the purchase of gold and other commodities.

NON-INDEX EQUITY SECURITIES. The Fund may invest in gold companies that do not meet all of the Index inclusion criteria. Such companies may, for example, focus their mining operations on metals other than gold (e.g., silver or platinum). They may be small companies that do not meet the capitalization requirement for inclusion in the Index but that BMC believes represent significant investment opportunities for the Fund. Within this category, BMC attempts to select the securities of issuers with revenues and earnings expected to be influenced by changes in the price of gold and expected to perform in a manner that causes the Fund's performance to closely track Index performance.

SHORT-TERM INSTRUMENTS. For liquidity purposes, the Fund may invest in high-quality money market instruments with remaining maturities of one year or less.

The Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by BMC pursuant to guidelines established by the board of directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

The Fund may invest up to 5% of its total assets in any money market fund advised by BMC, provided that the investment is consistent with the Fund's investment policies and restrictions.

INTEREST RATE SWAPS. The Fund may enter into interest rate swap agreements with banks or broker-dealers. These transactions may be used to help the Fund meet IRS diversification requirements or to improve the correlation between the Fund's total return and that of the Index.

Swap transactions used by BMC typically involve entering into a contract with a broker-dealer to receive the total returns of a specific Index security or basket of Index securities (minus a fee) in exchange for periodic payments based on a money market interest rate index such as the London Interbank Offered Rate (LIBOR).

SECURITIES LENDING
The Fund may lend its portfolio securities to banks and broker-dealers to earn additional income. Securities loans are subject to guidelines prescribed by the board of directors, which are set forth in the Statement of Additional Information.

This practice could result in a loss or a delay in recovering the Fund's securities. Loans are limited to 33-1/3% of the Fund's total assets.

OTHER PORTFOLIO MANAGEMENT TECHNIQUES
BMC may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When required by SEC guidelines, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

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---------------
[information in left margin of page]
Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in its semiannual reports to shareholders.
---------------

PORTFOLIO TRANSACTIONS
BMC selects brokerage firms solely on the basis of best net price and execution and engages in regular trading on behalf of the Fund. The Fund's annual portfolio turnover rate is not expected to exceed 100% and may vary from year to year.

PERFORMANCE
Mutual fund performance is commonly measured as yield or total return. It is based on historical fund performance and may be quoted in advertising and sales literature. Past performance is no guarantee of future results.

YIELD calculations show the rate of income the Fund earns on its investments as an annual percentage rate. The Fund's yield is calculated according to methods that are standardized for all stock and bond funds.

TOTAL RETURN represents the Fund's changes over a specified time period, assuming reinvestment of dividends and capital gains, if any. CUMULATIVE TOTAL RETURN illustrates the Fund's actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over a entire period. Average annual total returns smooth out variations in the Fund's performance; they are not the same as year-by-year results.

Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's semiannual reports to shareholders. These reports are routinely delivered to the Fund's shareholders. For a free copy, call one of the Fund Information numbers on page 14.

BMC does not expect the Fund's total return to differ from that of the Index by more than five percentage points per year.

The table on the next page compares the Fund's year-by-year cumulative total returns to those of the Index for each year since the Fund's inception.

====================================================
PERIOD              FUND               INDEX
ENDED 12/31     TOTAL RETURN       TOTAL RETURN
----------------------------------------------------
1988*             -9.19%              -8.74%
1989              29.93               34.13
1990             -19.43              -18.84
1991             -11.23              -10.14
1992              -8.65               -8.16
1993              81.22               81.94
1994             -16.75              -16.80

* August 17, 1988 (commencement of operations), through December 31, 1988.

The Fund's life-of-fund cumulative and average annual total returns for the period August 17, 1988, through December 31, 1994, were 16.28% and 2.40%, respectively.

SHARE PRICE
BMC normally calculates the Fund's purchase and sale price per share (net asset value, or NAV) at 1:00 p.m. Pacific Time each day the New York Stock Exchange is open for business. NAV is calculated by adding the value of the Fund's assets, deducting its liabilities, and then dividing the result by the number of shares outstanding.

If market quotations are readily available, securities are valued at their market value. Gold investments are valued at the most recent London a.m. fixing. If market quotations are not readily available, securities are priced at fair value as determined in good faith under the direction of the board of directors. The valuations of foreign securities are translated from their respective currencies into U.S. dollars using current exchange rates.

-------------
[information in right margin of page]
Shares may be purchased and redeemed without any sales charge, commission, redemption fee, 12b-1 fee, or contingent deferred sales load.
-------------

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[information in left margin of page]
Overnight and special delivery mail (e.g., Federal Express, Express Mail, Priority Mail) should be sent to our street address: 1665 Charleston Rd. Mountain View, California 94043. Failure to do so will result in transaction delays.
-------------

HOW TO INVEST
To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature. Separate forms are required to establish Benham-sponsored retirement plan accounts, as discussed on pages 24 and 25.

Your in
vestment will be credited to your account and begin earning interest at the next NAV calculated after The Benham Group or an authorized subtransfer agent receives and accepts your order. However, you may not redeem shares until we have your completed application on file and your investment matures (i.e., clears). See page 21 for details.

Benham Group Representatives are available at the telephone numbers listed below weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time.

FUND INFORMATION: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.

SHAREHOLDER RELATIONS: to open an account, or inquire about or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.

Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

HOW TO BUY SHARES (Retirement plan accounts have different minimums. See pages 24 and 25 for details.)
================================================================================
METHOD         INSTRUCTIONS
--------------------------------------------------------------------------------
BY CHECK       Minimum initial investment: $1,000
               Minimum additional investment: $100
               MAKE YOUR INVESTMENT CHECK PAYABLE TO THE BENHAM GROUP. Mail the check with your completed application to:

               The Benham Group
               P.O. Box 7730
               San Francisco, CA 94120-9853

               For ADDITIONAL INVESTMENTS, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with information preprinted on the investment slip, we will follow the instructions preprinted on the investment slip.

               If you do not have a preprinted investment slip, send your check with written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with your written instructions, we will follow the written instructions.

               You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in Denver, Colorado.

               WE WILL NOT ACCEPT CASH INVESTMENTS OR THIRD-PARTY CHECKS. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment should be credited.

               We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

               Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD         INSTRUCTIONS
--------------------------------------------------------------------------------
BY BANK WIRE   Minimum initial investment: $25,000
               Minimum additional investment: $100

               If you wish to OPEN AN ACCOUNT BY BANK WIRE, please call our Shareholder Relations Department for more information and an account number. Bank wire investments should be addressed as follows:

               State Street Bank and Trust Company
               Boston, Massachusetts
               ABA Routing Number 011000028
               Beneficiary = Benham Equity Funds:Benham Gold Equities Index Fund
               AC - 0505 917 5
               FBO [Your Name, Your Benham Fund Account Number]
--------------------------------------------------------------------------------
BY EXCHANGE    Minimum initial investment: $1,000
               Minimum additional investment: $100

               You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received and read the fund's prospectus. Exchanges may be made by telephone (for identically registered accounts only), by written request, or in person. Certain restrictions apply; please see page 18 for details. You may open a new account by telephone exchange, provided that you meet the minimum initial investment
               requirement.
--------------------------------------------------------------------------------
AUTOMATIC      Minimum: $25
INVESTMENT     These services are offered with respect to additional
SERVICES       investments only. See details on page 19.

PROCESSING YOUR SHARE PURCHASES
Shares will be purchased at the next NAV calculated after your investment is received and accepted by The Benham Group or an authorized subtransfer agent. Investments received and accepted before 1:00 p.m. Pacific Time will be credited to your account the same day. After 1:00 p.m. Pacific Time, they will be credited to your account the following business day. The Fund reserves the right to refuse any investment.

TELEPHONE TRANSACTIONS
Shareholders may order certain
transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it.

The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Fund reserves the right to refuse or terminate telephone transactions at any time.

CONFIRMATION AND QUARTERLY STATEMENTS
All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you fail to notify us of an error within 30 days of the confirmation statement date, you will be deemed to have ratified the transaction.

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[information in left margin of page]
The free exchange privilege is a convenient way to buy shares in other Benham funds when your investment goals change.

Benham Open Orders allow investors to utilize a "buy low, sell high" investment strategy.
-------------

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. Such an exchange may generate a taxable gain or loss. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated (12:00 p.m. Pacific Time for Benham Target Maturities Trust, 1:00 p.m. Pacific Time for all other Benham funds).

The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.

Each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

OPEN ORDER SERVICE
The Benham Group's Open Order Service allows you to designate a price at which to exchange shares between a Benham variable-price fund and a Benham money market fund. You must designate a purchase price equal to or lower, or a sale price equal to or higher, than the variable-price fund's NAV at the time you place your order. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at the specified price (or better).

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf.

If you close or reregister the account from which shares are to be redeemed, your Open Order will be cancelled. Because of their time-sensitive nature, Open Order transactions may be made only by telephone or in person and are subject to the exchange limitations described in each fund's prospectus, except that (regardless of which funds are involved in the transaction) orders and cancellations received before 12:00 p.m. Pacific Time are effective the same day. After 12:00 p.m. Pacific Time, they are effective the following business day.

AUTOMATIC INVESTMENT SERVICES (AIS)

TREASURY DIRECT allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

PAYROLL DIRECT allows you to deposit any amount of your paycheck directly into a Benham fund account.

GOVERNMENT DIRECT allows you to deposit your entire U.S. government payment directly into a Benham fund account.

BANK DIRECT allows you to deposit a fixed amount from your bank account directly into a Benham fund account on the 1st and/or 15th of each month.

DIRECTED DIVIDENDS allow you to invest all or part of your dividend earnings from one Benham fund account in one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in other Benham fund accounts.

SYSTEMATIC EXCHANGES allow you to exchange from one Benham fund account to another Benham fund account on the 1st and/or the 15th of each month.

For more information about any of these services, please call our Shareholder Relations Department at 1-800-321-8321 or 1-415-965-4222.

--------------
[information in right margin of page]
Automatic Investment Services enable you to benefit from a dollar-cost averaging investment strategy.
--------------

---------------
[information in left margin of page]
You may redeem shares without charge.
---------------

BROKER-DEALER TRANSACTIONS
The Benham Group charges no sales commissions, or "loads," of any kind. However, investors may purchase and sell shares through registered broker-dealers, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from authorized broker-dealers who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD SERVICE FOR THE HEARING IMPAIRED
TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929. Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS.

EMERGENCY SERVICES
The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are currently in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii, call 1-800-321-8321.

From all foreign countries, call collect, 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.

HOW TO REDEEM YOUR INVESTMENT
When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized subtransfer agent has received and accepted your redemption request. The Fund's NAV is normally calculated at 1:00 p.m. Pacific Time. See page 13 for further information.

Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods below.
================================================================================
                                              Drawn from a      Maturity Period
Method of Payment                           California Bank?  (in business days)
--------------------------------------------------------------------------------
Checks, cashiers checks,
and bank money orders                             Yes               5 days
--------------------------------------------------------------------------------
Same as above                                      No               8 days
--------------------------------------------------------------------------------
U.S. Treasury checks, Traveler's checks,
U.S. Postal money orders, Benham
checks, bank wires, and AIS Deposits*             N/A               1 day

* Does not include bank direct deposits, which take 8 business days to mature.
================================================================================

If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls below $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address.

This policy also applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 120 days' written notice and an opportunity to increase their account balance before their accounts are closed. Investors wishing to open a Benham-sponsored retirement account should see pages 24 and 25 for details.

UNCASHED CHECKS. We may reinvest at the Fund's then-current NAV any distribution or redemption checks that remain uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account.

HOW TO REDEEM SHARES (Retirement investors, see pages 24 and 25.)
================================================================================
METHOD         INSTRUCTIONS
--------------------------------------------------------------------------------
BY TELEPHONE   The Benham Group will accept telephone redemption requests for any amount if the proceeds are to be sent to your predesignated bank account. Redemptions of $25,000 or less payable to the registered account owner(s) may also be ordered by telephone. All other redemption requests must be made in writing.
--------------------------------------------------------------------------------
IN WRITING     Send a letter of instruction to:

               The Benham Group
               Shareholder Relations Department
               1665 Charleston Road
               Mountain View, California 94043

               Your letter of instruction should specify:

               *   Your name
               *   Your account number
               *   The name of the Fund from which you wish to redeem shares
               *   The dollar amount or number of shares you wish to redeem

               For your protection, written redemption requests must be accompanied by signature guarantees under the following circumstances:

               * Redemption proceeds go to a party other than the registered account owner(s).
               * Redemption proceeds go to an account other than your predesignated bank account.
               * Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000.

               If you have instructed The Benham Group to require more than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on these redemption requests.

================================================================================
METHOD         INSTRUCTIONS
--------------------------------------------------------------------------------
IN WRITING     Signature guarantees may be provided by banks, savings
(continued)    and loan associations, savings banks, credit unions, stock brokerage firms, or a Benham Investor Center. Shareholders must appear in person with identification to obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

               BFS may require written consent of all account owners prior to acting on the written instructions of any account owner.
--------------------------------------------------------------------------------
BY BANK WIRE   If you included bank wire information on your account application or made subsequent arrangements to accommodate bank wire
               redemptions, you may wire funds to your bank by calling
               1-800-321-8321 or 1-415-965-4222. The minimum amount for a bank wire redemption is $1,000. Allow at least two business days for redemption proceeds to be credited to your bank account.
--------------------------------------------------------------------------------
BY EXCHANGE    See details on pages 16 and 18.
--------------------------------------------------------------------------------
AUTOMATIC      DIRECTED PAYMENTS. You may arrange for periodic redemptions
REDEMPTION     from your Benham fund account to your bank account or to another
SERVICES       designated payee.

               SYSTEMATIC EXCHANGES. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

ABOUT BENHAM-SPONSORED RETIREMENT PLANS
Retirement plans offer investors a number of benefits, including the chance to reduce current taxable income and to take advantage of tax-deferred compounding. Retirement plan accounts require a special application; please let our Shareholder Relations Department know if you want to establish this type of account. We suggest that you consult your tax advisor before establishing a retirement plan account.

The minimum account balance for all Benham Individual Retirement Accounts
(IRAs), excluding SEP-IRAs, is $1,000. If your balance falls below (continued on next page)

================================================================================
BENHAM                                            MAXIMUM ANNUAL CONTRIBUTION
PLAN TYPE            AVAILABLE TO                 PER PARTICIPANT
--------------------------------------------------------------------------------
CONTRIBUTORY         An employed indi-            $2,000 or 100% of compensation
IRA                  vidual underage 70 1/2.      (whichever is less).


--------------------------------------------------------------------------------
SPOUSAL IRA          A nonworking spouse          $2,250 (can be split between
                     (under age 70 1/2) of a      Spousal and Contributory IRAs,
                     wage earner.                 provided that no IRA receives
                                                  more than a total of $2,000).
--------------------------------------------------------------------------------
ROLLOVER IRA         An individual with a         None, as long as total amount
                     distribution from an         is eligible.
                     employer's retirement
                     plan or a rollover IRA.
--------------------------------------------------------------------------------
SEP-IRA              A self-employed indi-        $22,500 or 15% of compensation
                     vidual or a business.        (whichever is less).



--------------------------------------------------------------------------------
MONEY                Same as for SEP-IRA.         $30,000 or 25% of compensation
PURCHASE PLAN                                     (whichever is less).  Annual
(KEOGH)                                           contribution is mandatory.
--------------------------------------------------------------------------------
PROFIT               Same as for SEP-IRA.         $22,500 or 15% of compensation
SHARING PLAN                                      (whichever is less). Annual
(KEOGH)                                           contribution is optional.

                                                  (table continued on next page)

For all Benham-sponsored retirement plans, you may begin taking distributions at age 59 1/2 . You must begin to take required distributions by April 1 of the year after you turn age 70 1/2. You may take distributions from your IRA or SEP-IRA before you reach age 59 1/2; however, a penalty may apply.

(continued from previous page)
the $1,000 per fund account minimum, your account may be closed (see page 21 for details). This distribution may result in a taxable event and a possible penalty for early withdrawal. The minimum fund account balance for all other Benham-sponsored retirement plan accounts is $100. Benham charges no fees for its IRAs but does charge low maintenance fees for its Koeghs.

YOU MUST COMPLETE SPECIFIC FORMS TO TAKE DISTRIBUTIONS (I.E., REDEEM SHARES) FROM A BENHAM-SPONSORED RETIREMENT PLAN ACCOUNT. PLEASE CALL OUR SHAREHOLDER RELATIONS DEPARTMENT AT 1-800-321-8321 FOR ASSISTANCE.

(table continued from previous page)
================================================================================
DEADLINE FOR OPENING ACCOUNT             CONTRIBUTION DEADLINES

--------------------------------------------------------------------------------
You may open an account anytime,         Annual contributions can be made
but the deadline for establishing        from January 1 through April 15 of
and funding an IRA for the prior         the following tax year up to the year
tax year is April 15.                    you turn age 70 1/2.
--------------------------------------------------------------------------------
Same as for Contributory IRA.            Same as for Contributory IRA.



--------------------------------------------------------------------------------
You may open a Rollover IRA              Eligible rollover contributions must
account anytime.                         be made within 60 days of receiving
                                         your distribution. There is no age
                                         limit for rollover contributions.
--------------------------------------------------------------------------------
You may open an account anytime,         Must be made by employer's tax fil-
but the deadline for establishing and    ing deadline (including extensions).
funding an account for the prior tax
year is the employer's tax deadline
(including extensions).
--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.

-------------------
[information in left margin of page]
Each January, you will be informed of the tax status of the dividends and capital gain distributions for the previous year.
-------------------

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
Dividends, if any, will be declared semiannually in June and December. Long-term capital gain distributions, if any, will be declared once a year, typically in December.

DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. (See "Directed Dividends" on page 19 for further information.) Please indicate your choice on your account application or contact our Shareholder Relations Department. See page 21 for a description of our policy regarding uncashed distribution checks.

TAXES
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all or substantially all of its net investment income and net realized capital gains to shareholders each year.

The Fund's dividends and capital gain distributions are subject to federal income tax and applicable state or local taxes whether they are received in cash or reinvested in additional shares. Distributions are generally taxable in the year they are declared.

Dividends from net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Distributions from net long-term capital gains (minus net short-term capital losses) designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have held your shares. Ordinary income distributions made by the Fund to corporate shareholders may qualify for the dividends-received deduction available to corporations. Shareholders will be notified each year of the amount, if any, that qualifies for this deduction.

A portion of the Fund's dividends may qualify for the dividends-received deduction available to corporations. The Fund will send you a tax statement (Form 1099) by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS.

You may realize a taxable gain or loss when you redeem (sell) or exchange shares of the Fund. For most types of accounts, the proceeds from your redemption transactions will be reported to you and the IRS annually. However, because the tax treatment depends on your purchase price and personal tax position, you should keep your regular account statements to use in determining your taxes.

RETURN OF CAPITAL. If, during a given year, the Fund pays dividends that exceed the income earned on investments, a portion of your dividends may be reclassified as a "return of capital." This reclassification of dividends paid has at least two tax implications for shareholders:

(1) The amount of taxable dividends (as reported on your 1099-DIV from the Fund) will be less than the amount of dividends you actually received during the tax year.

(2) The return of capital reduces your cost basis in the shares you own, so that when you redeem shares (and calculate your gain or loss), you must reduce your investment cost by the amount of dividends that were reclassified as a return of capital. For example, if you invest $10,000 in the Fund, and $100 worth of dividends are reclassified as a return of capital, you must adjust your cost from $10,000 to $9,900 to determine the amount of gain or loss on your investment.

"BUYING A DIVIDEND." The timing of your investment could have undesirable tax consequences. If you buy shares on or just before the day the Fund declares a dividend, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

FOREIGN TAX WITHHOLDING. The income the Fund receives from foreign stocks may be subject to withholding taxes. If more than 50% of the Fund's total assets at the end of any tax year consist of foreign securities, the Fund will treat any foreign taxes it pays as taxes paid directly by shareholders. Under such circumstances, a shareholder would be required to include as "income" his or her proportionate share of foreign taxes paid by the Fund and might be able to claim either a credit or a deduction for this amount. You will receive notice from the Fund each year indicating (i) whether it made the election and (ii) the amount of foreign taxes, if any, that will be treated as though they were paid by you. You may wish to consult the Statement of Additional Information and your tax advisor for more information regarding the tax consequences of an investment in the Fund.

BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate of 31% (backup withholding) from dividends, capital gain distributions, and redemption proceeds paid to a shareholder if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and fails to make such certifications as the Fund may require, (ii) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

The Benham Group may refuse to sell shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified TIN or social security number, we may redeem your shares in the Fund at any time.

MANAGEMENT INFORMATION

ABOUT BENHAM EQUITY FUNDS
Benham Equity Funds (BEF) is a registered open-end management investment company that was organized as a California corporation on December 31, 1987. BEF currently consists of five series.

A board of directors oversees the Fund's activities and is responsible for protecting shareholders' interests. The majority of the directors are not otherwise affiliated with BMC. BEF is neither required nor expected to hold annual meetings, although special meetings may be called for purposes such as electing or removing directors or amending a series' advisory agreement or investment policies. Shareholders are entitled to one vote for each share owned. Each series votes separately on matters that pertain to it exclusively. Under California corporate law, BEF shareholders have the right to cumulate votes in the election (or removal) of directors.

THE BENHAM GROUP
Benham Management Corporation (BMC) is investment advisor to the funds in The Benham Group, which currently constitute $10 billion in assets. BMC, incorporated in California in 1971, is a wholly owned subsidiary of Benham Management International, Inc. (BMI), which is also a California corporation. BMI's primary business is to provide financial services to the general public.

Mr. William Martin, Portfolio Manager, has primary responsibility for the day-to-day operation of the Fund. He is also Portfolio Manager for Benham Global Natural Resources Index Fund. Prior to joining BMC in 1989, Mr. Martin was an investment broker for A. G. Edwards of St. Louis, Missouri (1987 to 1989). Mr. Martin received his Charter Financial Analyst designation in 1991.

--------------
[information in right margin of page]
The Benham Group serves more than 350,000 investors.
--------------

-------------
[information in left margin of page]
Benham Management Corporation provides investment advice and portfolio management services to the Fund.

Benham Financial Services, Inc. provides administrative and transfer agent services to the Fund.
-------------

ADVISORY AND SERVICE FEES
For investment advice and portfolio management services, the Fund pays BMC a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying BEF's average daily net assets to an investment advisory fee schedule. The investment advisory fee rate ranges from .50% to .19% of average daily net assets, dropping as BEF's assets increase.

Investment advisory fees paid by the Fund to BMC for the fiscal year ended December 31, 1994, were equal to .32% of the Fund's average daily net assets, or $3.20 per $1,000 of average daily net assets.

To avoid duplicative investment advisory fees, the Fund does not pay BMC investment advisory fees with respect to assets invested in shares of any Benham money market fund.

Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of BMI, is BEF's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to an administrative fee schedule. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as Benham Group assets increase. For transfer agent services, the Fund pays BFS a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

The Fund pays certain operating expenses directly, including but not limited to, custodian, audit, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent director compensation.

EXPENSE LIMITATION AGREEMENT
A contractual expense limitation agreement between BMC and the Fund is described on page 3.

The Fund's total operating expenses for the fiscal year ended December 31, 1994, were equal to .61% of the Fund's average daily net assets, or $6.10 per $1,000 of average daily net assets.

DISTRIBUTION OF SHARES
Benham Distributors, Inc. (BDI) and BMC distribute and market Benham products and services. BMC pays all expenses for promoting sales of and distributing the Fund's shares. The Fund does not pay commissions to, or receive compensation from, broker-dealers.

BDI is a wholly owned subsidiary of BMI.

INDEX COMPANIES*

Agnico Eagle Mines, Ltd.
Alta Gold Company
Amax Gold, Inc.
American Barrick Resources Corp.
AUR Resources, Inc.
Battle Mountain Gold Company
Cambior, Inc.
Coeur D'Alene International, Ltd.
Crown Resources, Inc.
Echo Bay Mines, Ltd.
Euro-Nevada Mining Corporation, Ltd.
First Mississippi Gold, Inc.
FMC Gold Company
Franco-Nevada Mining, Ltd.
Glamis Gold, Ltd.
Golden Knight Resources, Inc.
Hecla Mining Company
Hemlo Gold Mines, Inc.
Homestake Mining Company
Kinross Gold Corporation (effective January 14, 1995)
LAC Minerals, Ltd.
Newmont Mining Company
Pegasus Gold, Inc.
Placer Dome, Inc.
Prime Resources Inc.
Royal Oak Mines, Ltd.
Teck Corporation, Class B
TVX Gold, Inc.
Viceroy Resources Corp.
Wharf Resources, Ltd.

* This listing reflects changes made following the annual review of the Index and approval by the board of directors on December 16, 1994.

INVESTMENT ADVISOR
BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

DISTRIBUTOR
BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02101

TRANSFER AGENT
BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

LEGAL COUNSEL
DECHERT PRICE & RHOADS
1500 K Street, N.W. Suite 500
Washington, DC 20005

DIRECTORS
James M. Benham
John T. Kataoka
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
Jeanne D. Wohlers

THE BENHAM GROUP OF INVESTMENT COMPANIES

Capital Preservation Fund
Capital Preservation Fund II
Benham Prime Money Market Fund
Benham Government Agency Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government Securities Fund
Benham GNMA Income Fund
Benham Target Maturities Trust
Benham California Tax-Free and Municipal Funds*
Benham National Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham Florida Municipal Money Market Fund**
Benham Florida Municipal Intermediate-Term Fund**
Benham Arizona Municipal Intermediate-Term Fund***
Benham Gold Equities Index Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham Utilities Income Fund
Benham Global Natural Resources Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund

* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois, Michigan, New Jersey, New York, and Pennsylvania.

***Available only to residents of Arizona, California, Colorado, Nevada, Oregon, Washington, and Texas.

NOTES:

                 CONTENTS
                 Summary of Fund Expenses ...............    3
                 Financial Highlights ...................    4
                 How The Fund Works .....................    6
                          Investment Objective ..........    6
                          Core Investment Strategies ....    6
                 Risk Factors ...........................    8
                 Other Investment Policies and Techniques    8
                 Portfolio Transactions .................   12
                 Performance ............................   12
                 Share Price ............................   13
                 How to Invest ..........................   14
                 Shareholder Services ...................   18
                          Exchange Privilege ............   18
                          Open Order Service ............   18
                          Automatic Investment Services .   19
                          Broker-Dealer Transactions.....   20
                          TDD Service ...................   20
                          Emergency Services ............   20
                 How to Redeem Your Investment ..........   21
                 About Benham-Sponsored Retirement Plans    24
                 Distributions and Taxes ................   26
                 Management Information .................   29
                          About Benham Equity Funds .....   29
                          The Benham Group ..............   29
                          Advisory and Service Fees .....   30
                          Expense Limitation Agreement ..   31
                          Distribution of Shares ........   31

                        BENHAM GOLD EQUITIES INDEX FUND

                         A SERIES OF BENHAM EQUITY FUNDS

                                THE BENHAM GROUP
                              1665 Charleston Road
                             Mountain View, CA 94043


             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222

               Fund Information: 1-800-331-8331 or 1-415-965-4274


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 22, 1995

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated February 22, 1995. The Fund's Annual Report for the fiscal year ended December 31, 1994, is included in this Statement of Additional Information. To obtain a copy of the Prospectus, call or write The Benham Group.


                                TABLE OF CONTENTS

                                                              Page

              Investment Policies and Techniques                2
              Investment Restrictions                           8
              Portfolio Transactions                           10
              Valuation of Portfolio Securities                11
              Performance                                      11
              Taxes                                            13
              About Benham Equity Funds                        14
              Directors and Officers                           15
              Investment Advisory Services                     17
              Administrative and Transfer Agent Services       18
              Direct Fund Expenses                             19
              Expense Limitation Agreement                     20
              Additional Purchase and Redemption Information   20
              Appendix                                         21
              Financial Statements                             22

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of directors.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are backed by the direct "full faith and credit" pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WHEN-ISSUED AND FORWARD-COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or forward-commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities on a when-issued or forward-commitment basis with the intention of actually receiving or delivering them, it may, nevertheless, sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate capital gains or losses.

As an operating policy, the Fund will not commit more than 35% of its assets to when-issued or forward-commitment agreements. If fluctuations in the value of securities held cause more than 35% of the Fund's assets to be committed under when-issued or forward-commitment agreements, BMC need not sell such commitments, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%. In addition, as an operating policy, the Fund will not enter into when-issued or firm-commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

The Fund may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities the Fund may buy.

CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

REPURCHASE AGREEMENTS

In a repurchase agreement (repo), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security.

The advisor attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization and approved by the Fund's board of directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the board of directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian or sub-custodian;

(5) Investing no more than 5% of the Fund's total assets in repurchase agreements that mature in more than seven days (together with any other illiquid securities the Fund holds); and

(6) Taking delivery of securities subject to repurchase agreement and holding them in a segregated account at the Fund's custodian bank.

The Fund has received permission from the Securities and Exchange Commission to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by Benham Management Corporation
(BMC), the Fund's investment advisor. Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

FOREIGN SECURITIES

Although the Fund may buy securities of foreign issuers in foreign markets, most of its foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York shares" in the U.S. For example, several companies represented in the Benham North American Gold Equities Index are based in Canada, although their shares trade in U.S. dollars on U.S. exchanges.

ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the U.S. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments that are adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

To offset the currency risks associated with investing in securities of foreign issuers, the Fund may hold foreign currency deposits and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Currencies may be exchanged on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, BMC can protect the Fund against losses resulting from adverse changes in the relationship between the U.S._dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. However, it should be noted that using forward contracts to protect the Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value were to increase.

Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

BMC uses forward contracts for currency hedging purposes only and not for speculative purposes. The Fund is not required to enter into forward contracts with regard to its foreign holdings and will not do so unless doing so is deemed appropriate by the advisor.

The Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

INTEREST RATE SWAPS

Swap transactions contemplated by BMC typically would involve entering into a contract with a broker-dealer to receive the total returns of a specific Index security or basket of Index securities (minus a fee) in exchange for periodic payments based on a money market interest rate index such as the London Interbank Offered Rate (LIBOR).

The net amount of the excess, if any, of one party's obligations over its entitlements with respect to the interest rate swap agreement would be accrued on a daily basis, and an equal amount of cash, cash equivalents, or high-grade liquid debt securities would be maintained in a segregated account by the Fund's custodian.

The Fund would not enter into an interest rate swap transaction unless: (1) the unsecured senior debt or claims-paying ability of the other party was rated in the top two rating categories by at least two rating agencies at the time the transaction was entered into, (2) unless it was so rated by one such rating agency if unrated by the other two, or (3) if unrated by all three, it was considered by the advisor to be of comparable quality.

If the other party to a swap transaction defaulted, the Fund would have certain contractual remedies under the agreement but would nonetheless bear a risk of loss of unrealized income (not principal) in the event of default or bankruptcy of the broker-dealer.

Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swap market is relatively new and largely unregulated. It is possible that developments in the swap market, including government regulation, could adversely affect the Fund's ability to terminate existing agreements or to realize amounts to be received under such agreements. BMC believes that the swap market is relatively liquid. However, as long as the SEC staff considers swap agreements to be illiquid, the Fund intends to treat them as such for purposes of its investment restrictions.

In the event that the unsecured senior debt or claims-paying ability of the other party to an interest rate swap transaction ceased to be rated or was downgraded by a rating agency, BMC would, although it would not be required to, sell or exchange such instrument within a reasonable time thereafter, taking into consideration such factors as price, credit risk, market conditions, interest rates, and other hedging strategies available to the Fund.

GOLD FUTURES CONTRACTS

The Fund may enter into contracts for the future delivery of gold. A gold futures contract is an agreement between two parties to buy and sell gold bullion on a future date at a specified price. The purchaser of a gold futures contract is bound by the terms of the contract to pay a fixed price for gold to be delivered on a fixed date in the future. The seller of a gold futures contract is obligated to deliver gold on a fixed date in the future in exchange for a fixed price. Contracts of this type involve daily settlement, in cash, of the gain or loss on the underlying gold. Although futures contracts, by their terms, require actual delivery and acceptance of the underlying metal, in most cases the contracts are closed out before the settlement date.

Gold futures contracts are standardized obligations traded on major commodities exchanges. In the United States, gold futures contracts trade on the Commodity Exchange, Inc. in New York, the Chicago Board of Trade, and the Mid-America Commodity Exchange in Chicago. Gold futures contracts traded on U.S._commodity exchanges are subject to regulation by the applicable exchange and by the Commodity Futures Trading Commission (CFTC). The CFTC's mandate is to prevent price manipulation and excessive speculation and to promote orderly and effective commodity futures markets. CFTC regulations may include trading, price, and position limits as well as margin requirements.

When the Fund purchases or sells a futures contract, it deposits an initial margin with its custodian equal to a percentage of the contract's value. If the value of either party's position changes, that party is required to make maintenance margin payments to settle the change in value on a daily basis. The Fund makes a payment if its futures position becomes less valuable, and it receives a payment if its futures position becomes more valuable.

Positions in gold futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although the Fund intends to purchase contracts only on national exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

Because it is possible to enter into a gold futures contract by making an initial payment of as little as 5% of the value of the underlying gold, these contracts can involve a high degree of risk. A small decline in the price of the underlying gold could result in the loss of most or all of the cash invested.

Pursuant to a 1988 undertaking with the State of California, the Fund's combined margin deposits on gold futures contracts may not exceed 5% of the Fund's net assets. The extent to which the Fund enters into gold futures contracts (and forward foreign currency transactions) may also be limited by the fact that the Fund intends to meet Internal Revenue Service requirements for qualification as a regulated investment company, including requirements regarding diversification of assets and qualifying income. To assure that the Fund's investments in gold futures contracts do not involve leveraging, cash or cash equivalents equal to the underlying commodity value (at the time a contract is executed) of any gold futures contract purchased by the Fund (less related margin deposits) will be deposited in a segregated account with the Fund's custodian.

SECURITIES LENDING

The Fund may lend its portfolio securities to earn additional income, subject to the following guidelines prescribed by the board of directors:

(1) The borrower must provide and maintain collateral consisting of cash or full faith and credit U.S. government securities equal to at least 102% of the value of the securities loaned;

(2) The Fund must have the option to terminate the loan and recover its securities within the normal settlement period for the types of securities loaned; and

(3) The borrower must agree that the Fund will receive all dividends, interest, or other distributions on the loaned securities and that the Fund will be paid a reasonable return on such loans, either in the form of a loan fee premium or by allowing the Fund to retain part or all of the earnings or profits realized from investing the cash collateral in full faith and credit U.S. government securities.

RESTRICTED SECURITIES

Restricted securities held by the Fund generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be required to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities initially.

CHANGES IN THE INDEX

BMC reviews the Benham North American Gold Equities Index with the board of directors annually. Companies that meet the inclusion criteria (set forth in the Prospectus) at that time are added. A company may be dropped from the Index if it does not meet all of the following criteria:

(1) The company must derive at least one-third of its revenues or net profits from gold operations;

(2)  The company must have a market capitalization of at least $20 million;

(3)  There must be a liquid trading market for the company's shares;

(4) The company must maintain its headquarters in North America, or the value of the gold produced by the company's North American gold operations must be equal to at least one-third of the value of the gold produced by all of its gold operations; and

(5) The company must have met the inclusion criteria at least once during the preceding five years, either at the time it was added or at the time of an annual review.

The Fund's board of directors may change the Index criteria (set forth in the Prospectus) and the criteria for continued inclusion in the Index (set forth above) at the time of its annual review. These criteria will be altered if they cease to adequately represent the characteristics of large North American gold companies.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions are set forth below. Except for those designated as operating policies, these restrictions are fundamental and may not be changed without approval of "a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from changes in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

(1) The Fund may not borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 33-1/3% of the market value of the Fund's total assets so that, immediately after any such borrowing, asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 33-1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which BMC is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2) The Fund may not act as an underwriter of securities issued by others.

(3) The Fund may not purchase real estate, real estate mortgage loans, interests in real estate limited partnerships or interests in oil, gas and/or mineral exploration or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S._government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or other entities or investment trusts that deal in real estate or interests therein; and (iii) the purchase of marketable securities issued by companies engaged in businesses relating to the exploration, mining, processing or distribution of oil, gas and/or mineral exploration programs.

(4) The Fund may not engage in any short-selling operations.

(5) The Fund may not make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of directors or in connection with purchases of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds or portfolios for which BMC is the investment advisor, as permitted under investment restriction (1) above.

(6) The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

(7) The Fund may not purchase securities on margin, except that short-term credits necessary for the clearance of transactions may be utilized.

(8) The Fund may not invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.

(9) The Fund may not issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (1) above and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) The Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities.

(11) The Fund may not purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(12) The Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

(13) The Fund may not purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

(14) The Fund may not deviate from its policy of concentrating its investments in securities of companies engaged, directly or indirectly, in mining for, fabricating, processing or otherwise dealing in gold (gold companies).

(15) As an operating policy, the Fund may not purchase or sell options of any kind.

(16) As an operating policy, the Fund may not purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed 10% of the Fund's net assets.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by BMC in a manner consistent with the Fund's investment objective, policies, and restrictions and with any instructions from the board of directors that may be issued from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund. In placing orders for the purchase and sale of portfolio securities, BMC will use its best efforts to obtain the best possible price and execution and otherwise will place orders with broker-dealers subject to and in accordance with any instructions from the board of directors that may be issued from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

Under normal conditions, the Fund's annual portfolio turnover rate is not expected to exceed 100%. The table below illustrates the Fund's portfolio turnover rates for the fiscal years ended December 31, 1994 and 1993.

 PORTFOLIO TURNOVER RATES
 FISCAL             FISCAL
  1994               1993

 41.67%             28.38%

Brokerage commissions paid by the Fund during the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the following table.

BROKERAGE COMMISSIONS
   FISCAL          FISCAL            FISCAL
    1994            1993              1992
 $1,533,658      $1,465,792         $770,442

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

BMC typically completes its trading on behalf of the Fund in various markets before the NYSE closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Stocks traded on exchanges or over-the-counter are valued according to last sale prices, if such prices are available, or at the current bid price. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Foreign currency exchange rates are also determined prior to the close of the NYSE. Trading of securities in foreign markets may not take place on every day the NYSE is open, and trading takes place in various foreign markets on days on which the NYSE and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the board of directors.

PERFORMANCE

The Fund's total returns may be quoted in advertisements and sales literature. Total returns reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share during the period. The Fund's share price and total returns will vary.
Past performance should not be considered an indication of future results.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

The Fund's average annual total returns for the one-year, five-year, and life-of-fund periods ended December 31, 1994, are indicated in the table below.

AVERAGE ANNUAL TOTAL RETURNS

ONE YEAR        FIVE YEARS             LIFE OF FUND*

-16.75%           -.29%                    2.40%

*  The Fund commenced operations on August 17, 1988.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns, which reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons include, but are not limited to: U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total return on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms.

Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

The Fund's sales literature may illustrate the market for gold within the context of historical and current economic conditions. Specific illustrations may include the relationship of the price of gold (per London pm fixing) to 30-year U.S. Treasury bond yields, 30-year U.S. Treasury bond prices, inflation as measured by the Consumer Price Index, or equity securities as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the Dow Jones Industrial Average.

Occasionally, statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than that of the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

The Fund's shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. For example, if you invest $10,000 in a no-load fund, 100% of your investment is used to buy shares. If you invest $10,000 in a fund with a 5.5% load, only $9,450 ($10,000 minus $550) is used to buy shares. Over time, this difference can have a significant effect on total return. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment would be worth $25,937 after ten years, while the load fund investment would be worth only $24,511.

The Benham Group has distinguished itself as an innovative provider of low-cost, true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund that invests primarily in zero-coupon U.S. Treasury securities; the first no-load double tax-free California short-term bond fund; the first no-load adjustable rate government securities fund; the first no-load AAA-rated European government bond fund; and the first no-load utilities fund designed to pay monthly dividends.

BMC may obtain ratings on the safety of Fund shares from one or more nationally recognized statistical rating organizations (rating agencies) and may publish such ratings in advertisements and sales literature.

TAXES

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, the Fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

Distributions from the Fund are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund's net asset value per share on the reinvestment date.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The board of directors does not expect to declare dividends on a regular basis. However, to the extent that dividends are declared and to the extent that they consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term, depending on the length of time shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

As described in the Prospectus, the Fund intends to elect to consider any foreign taxes it pays as paid by shareholders if foreign securities represent more than 50% of the value of its total assets at the close of any fiscal year. If the Fund makes this election, shareholders will be required, when computing their federal taxes, to include their proportionate share of the foreign taxes paid by the Fund as income and may be entitled to claim a credit or a deduction for this amount.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S._tax attributable to his or her taxable income from foreign sources. Gains realized by the Fund from the sale of securities will be treated as derived from U.S._sources, and certain currency gains, including gains from foreign-currency-denominated debt securities, receivables, and payables, will be treated as income derived from U.S._sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, which may include certain dividends received from the Fund and certain other types of income. Accordingly, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the U.S. may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Fund's distributions also may be subject to state, local, or foreign taxes. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor .

ABOUT BENHAM EQUITY FUNDS

Benham Equity Funds (BEF) was organized as a California corporation on December 31, 1987, under the name "Benham Equities, Inc." The corporation was renamed Benham Equity Funds on September 2, 1988. BEF is authorized to issue ten classes of shares and to issue two billion (2,000,000,000) shares of each such class. Within each class, the directors may issue an unlimited number of series. Currently, there are four classes of shares: Benham Gold Equities Index Fund, Benham Income & Growth Fund, Benham Equity Growth Fund, and Benham Utilities Income Fund. With respect to each class, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by BEF for shares of any class, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.

Shares of each class have equal voting rights, provided that each class votes separately on matters that pertain to it exclusively. Each shareholder is entitled to cast one vote for each share held in his or her name as of the record date for a shareholder meeting. Under California Corporations Code
Section 708, shareholders have the right to cumulate votes in the election (or removal) of directors. For example, if six directors are up for election, a shareholder may cast six votes for a single candidate, three votes for each of two candidates, etc.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is custodian of the Fund's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, California 94111, serves as BEF's independent certified public accountant and provides services including (i) audit of annual financial statements and (ii) preparation of annual federal income tax returns filed on behalf of each series of BEF.

DIRECTORS AND OFFICERS

BEF's activities are overseen by a board of directors, including five independent directors. The individuals listed below whose names are marked with an asterisk (*) are "interested persons" of BEF (as defined in the Investment Company Act of 1940) by virtue of, among other things, their affiliation with either BEF; BEF's investment advisor, Benham Management Corporation (BMC); BEF's agent for transfer and administrative services, Benham Financial Services, Inc.
(BFS); BEF's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Benham Management International, Inc. (BMI); or other funds advised by BMC. Each director listed below also serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the director or officer began his or her service in a particular capacity. The directors' and officers' address is 1665 Charleston Road, Mountain View, California 94043.

*JAMES M. BENHAM, chairman of the board of directors (1988). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), BMI (1982), and BDI (1988); president of BMC (1971), BMI (1982), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1989) and the Mutual Fund Education Alliance (formerly the No-Load Mutual Fund Association, 1974). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

*JOHN T. KATAOKA, director, president, and chief executive officer (1988). Mr. Kataoka is also a director and president of BFS (1985); director and executive vice president of BMC and BMI (1984); and executive vice president and chief operating officer of BDI (1988).

MYRON S. SCHOLES, independent director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a director of Dimensional Fund Advisors (1982) and the
 .

Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage)

KENNETH E. SCOTT, independent director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Management (June 1994).

EZRA SOLOMON, independent director (1988). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent director (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

JEANNE D. WOHLERS, independent director (1988). Ms. Wohlers is a private investor, and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president, chief financial officer, and treasurer
(1988).

*DOUGLAS A. PAUL, secretary (1988), vice president (1990), and general counsel
(1990).

*ANN N. MCCOID, controller (1988).



As of January 31, 1995, BEF's directors and officers, as a group, owned less than 1% of the Fund's outstanding shares.

The following table summarizes the compensation that the directors of the Fund received for the Fund's fiscal year ended December 31, 1994, as well as the compensation received for serving as a director or trustee of all other Benham funds.

                                     DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED
                                                       DECEMBER 31, 1994
=========================================================================================================
NAME OF DIRECTOR    AGGREGATE           PENSION OR RETIREMENT    ESTIMATED ANNUAL    TOTAL COMPENSATION
                    COMPENSATION FROM   BENEFITS ACCRUED AS      BENEFITS UPON       FROM FUND AND FUND
                    FUND                PART OF FUND EXPENSES    RETIREMENT          COMPLEX* PAID TO
                                                                                       DIRECTORS
=========================================================================================================
James M. Benham          $0             Not Applicable           Not Applicable              $0
---------------------------------------------------------------------------------------------------------
John T. Kataoka          $0             Not Applicable           Not Applicable              $0
---------------------------------------------------------------------------------------------------------
Myron S. Scholes     $3,111             Not Applicable           Not Applicable         $62,000
---------------------------------------------------------------------------------------------------------
Kenneth E. Scott     $3,239             Not Applicable           Not Applicable         $72,250
---------------------------------------------------------------------------------------------------------
Ezra Solomon         $3,098             Not Applicable           Not Applicable         $74,750
---------------------------------------------------------------------------------------------------------
Isaac Stein          $2,859             Not Applicable           Not Applicable         $68,750
---------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers    $3,077             Not Applicable           Not Applicable         $71,000
=========================================================================================================

* The Benham Group fund complex currently consists of 41 investment companies.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with Benham Management Corporation
(BMC), dated August 4, 1992, that was approved by shareholders on that date.

BMC is a California corporation and a wholly owned subsidiary of Benham Management International, Inc. (BMI). BMI is a California corporation owned by James M. Benham and a group of private investors. As owner of 100% of BMI's voting stock, Mr. Benham controls both BMI and BMC. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

James M. Benham and John T. Kataoka are directors and officers of BMC. Messrs. Benham and Kataoka also serve as directors, and Mr. Kataoka serves as president, of BEF.

The Fund's agreement with BMC continues from year to year provided that it is approved at least annually by vote of a majority of the Fund's shareholders or by vote of a majority of the Fund's directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. BMC determines which securities will be purchased and sold by the Fund. It also assists the Fund's officers in carrying out decisions made by the board of directors.

Under the investment advisory agreement, the Fund pays BMC a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying BEF's average daily net assets to the following investment advisory fee rate schedule:

                         .50% of the first $100 million
                         .45% of the next $100 million
                         .40% of the next $100 million
                         .35% of the next $100 million
                         .30% of the next $100 million
                         .25% of the next $1 billion
                         .24% of the next $1 billion
                         .23% of the next $1 billion
                         .22% of the next $1 billion
                         .21% of the next $1 billion
                         .20% of the next $1 billion
                         .19% of net assets over $6.5 billion.

An investment advisory agreement between BEF and BMC in effect prior to August 4, 1992, provided that BEF would pay BMC a monthly investment advisory fee according to a schedule that ranged from .50% of BEF's average daily net assets up to $100 million to a marginal rate of .25% of BEF's average daily net assets over $500 million. The dollar amount derived from applying BEF assets to this fee rate schedule was apportioned to each series of BEF based on its average net assets relative to other series of BEF. BMC voluntarily agreed to adopt the extended fee rate schedule shown above effective June 1, 1991, pending shareholder approval of the August 4, 1992 contract.

Investment advisory fees paid by the Fund to BMC for the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the following table. Fee amounts are net of expense limitations and recoupments as described below.

INVESTMENT ADVISORY FEES

   FISCAL                   FISCAL                     FISCAL
    1994                     1993                       1992

 $1,884,679               $1,325,964                  $441,713

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of BMI, is BEF's agent for transfer and administrative services.

For administrative services, the Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the aggregate average daily net assets of all of the funds in The Benham Group to the following administrative fee rate schedule:

GROUP ASSETS                      ADMINISTRATIVE FEE RATE

up to $4.5 billion                          .11%
up to $6 billion                            .10
up to $9 billion                            .09
over $9 billion                             .08

Prior to May 1, 1993, the administrative fee rate schedule ranged from .10% for assets up to $4.5 billion to .07% for assets over $7.5 billion. This fee rate schedule was adopted by BFS on a voluntary basis effective January 1, 1991, and then formalized under a revised Administrative Services and Transfer Agency Agreement that became effective on June 1, 1992.

For transfer agent services, the Fund pays BFS monthly fees of $1.1875 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

Administrative service and transfer agent fees paid by the Fund to BFS for the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the following table. Fee amounts are net of expense limitations as described below.

ADMINISTRATIVE FEES

  FISCAL                    FISCAL                     FISCAL
   1994                      1993                       1992

 $583,896                  $356,629                   $125,849

TRANSFER AGENT FEES

  FISCAL                    FISCAL                     FISCAL
   1994                      1993                       1992

$645,099                   $428,747                  $211,617

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent directors; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by BEF; costs of printing and mailing prospectuses, statements of additional information, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENTS

As part of the administrative services and transfer agency agreement between BEF and BFS in effect through May 31, 1992, the directors set an expense limitation, pursuant to which BFS would limit the Fund's expenses to .75% of the Fund's average daily net assets. The agreement provided that BFS could recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than .75% of average daily net assets.

On June 1, 1992, the directors established a separate Reimbursement and Expense Allocation Agreement (R&EA Agreement) between BEF, BMC, and BFS, pursuant to which BMC and BFS limited the Fund's expenses to .75% of the Fund's average daily net assets. Amounts absorbed on behalf of the Fund were apportioned to BMC and BFS based on the income each had received from the Fund. The R&EA Agreement provided further that BMC and BFS could recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than .75% of average daily net assets.

The R&EA Agreement was superseded by an Expense Reimbursement Agreement on June 1, 1993. which provided that BMC could recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than .75% of average daily net assets. The Expense Reimbursement Agreement included a provision giving BFS the ability to recover amounts absorbed on behalf of the Fund under the R&EA Agreement for up to 11 months following June 1, 1993, subject to the conditions described for recoupments by BMC.

On October 16, 1993, the board of trustees approved an amended Expense Reimbursement Agreement that limits the Fund's expenses to .75% of average daily net assets. This contained no material revisions with respect to the Fund.

Net amounts absorbed and recouped for the fiscal years ended December 31, 1994, 1993, and 1992, are indicated in the table below.

NET AMOUNTS ABSORBED (RECOUPED) BY BMC AND BFS

   FISCAL                   FISCAL                     FISCAL
    1994                     1993                       1992

     $0                      $47,247                  $191,623

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are offered continuously at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling BEF or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in BEF's or a series' best interest. As of January 31, 1995, Charles Schwab & Co., 101 Montgomery Street, San

Francisco, CA 94104, was the record holder of 5,790,811.203 shares of the Fund (or 12.31% of the Fund's total shares outstanding). As of January 31, 1995, to BEF's knowledge, no other shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income.

Share purchases and redemptions are governed by California law.

APPENDIX

BEF's investment advisor has been continuously registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 since December 14, 1971. BEF has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. These registrations do not imply approval or supervision of BEF or the advisor by the Securities and Exchange Commission.

For further information, refer to the registration statement and exhibits on file with the Securities and Exchange Commission in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.